T. Rowe Price Institutional Income Funds, Inc.

T. Rowe Price Institutional High Yield Fund

Supplement to prospectus dated October 1, 2005

The Fees and Expenses table and related disclosure on page 5 of the prospectus is amended as follows to reflect the fund`s redemption fee as stated on page 15 of the prospectus.

The fund is 100% no load. However, the fund charges a 1.00% redemption fee, payable to the fund, on shares purchased and held for 90 days or less. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

The fund has a fee covering investment management and ordinary, recurring operating expenses (other than fees and expenses for the fund`s independent directors). In contrast, most mutual funds have a fixed management fee plus a fee for operating expenses.

Table 2  Fees and Expenses of the Fund
Shareholder fees (fees paid directly from your investment)
Redemption fee	1.00%a
Annual fund operating expenses (expenses that are deducted from fund assets)
Management fee	0.50%
Other expenses	0.00%
Total annual fund operating expenses	0.50%

aOn shares purchased and held for 90 days or less (details under Contingent Redemption Fee in Pricing Shares and Receiving Sales Proceeds).

The date of this supplement is August 25, 2006.

E137-042 8/25/06